GOTTSCHALKS CREDIT RECEIVABLES CORPORATION


                   Purchaser




                      and




               GOTTSCHALKS INC.

                    Seller





             AMENDED AND RESTATED
        RECEIVABLES PURCHASE AGREEMENT



           Dated as of March 1, 1999





Schedule I     List of Accounts

          AMENDED   AND  RESTATED  RECEIVABLES
PURCHASE AGREEMENT, dated as of March 1, 1999,
between    GOTTSCHALKS   CREDIT    RECEIVABLES
CORPORATION,  a  Delaware  corporation,   (the
"Purchaser"), and GOTTSCHALKS INC., a Delaware corporation, (the "Seller").

             W I T N E S S E T H:

          WHEREAS,  the Seller in the ordinary
course  of its business finances the  purchase
of   merchandise  by  consumers  pursuant   to
consumer   revolving  credit   card   accounts
thereby     generating     certain     payment
obligations; and

          WHEREAS, the Seller desires to  sell
certain    existing   and    future    payment
obligations   from  time  to   time   to   the
Purchaser, and the Purchaser desires  to  sell
such  payment  obligations to the  Gottschalks
Credit  Card  Master Trust,  pursuant  to  the
Pooling  and Servicing Agreement dated  as  of
March  1,  1999  (the "Pooling  and  Servicing
Agreement"),    among   the   Purchaser,    as
depositor,   the  Seller,  as  servicer,   and
Bankers Trust Company, as Trustee;

          NOW,  THEREFORE, the parties  hereto
agree as follows:


                   ARTICLE I

                  Definitions

          SECTION 1.1.   Definitions.  Capitalized terms
used  herein  but not otherwise defined  shall
have the meanings set forth in the Pooling and
Servicing Agreement, including any outstanding
Series    Supplement   thereto.    The    term
Agreement  means this Amended  and  Restated
Receivables Purchase Agreement, as the same may from time to time be amended, supplemented or otherwise modified.

          SECTION 1.2.   Other Definitional Provisions.

          (a)  The words "hereof", "herein" and
"hereunder"  and words of similar import  when
used  in  this Agreement shall refer  to  this
Agreement as a whole and not to any particular
provision   of   this   Agreement.    Article,
Section, Schedule, and Exhibit references are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

(b)  The definitions contained in this
Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  ARTICLE II

           Conveyance of Receivables

          SECTION 2.1.   Conveyance of Receivables.

          (a)  By execution of this Agreement, the
Seller does hereby sell, transfer, assign, set
over  and  otherwise convey, without  recourse
(except as expressly provided herein), to  the
Purchaser, on the Cut-Off Date (a) all of  the
Seller's right, title and interest in, to  and
under the Receivables existing at the close of
business  on the Cut-Off Date and  all  monies
due  or to become due and all amounts received
with  respect thereto and all proceeds thereof
(including recoveries and "proceeds", as  such
term is defined in Section 9306 of the UCC  as
in  effect  in  the  State of  California  and
Section 9-306 of the UCC as in effect  in  the
State of New York, as applicable) and (b)  all
of  the Seller's rights, remedies, powers  and
privileges  with respect to such  Receivables.
Subject  to  Article  V  hereof,  as  of  each
Business Day prior to the earlier of  (x)  the
occurrence of a Liquidation Event specified in
Section  9.02(b) of the Pooling and  Servicing
Agreement  and (y) the Trust Termination  Date
(each,  a  "Purchase Date"), the  Seller  does
hereby  sell, transfer, assign, set  over  and
otherwise convey, without recourse (except  as
expressly  provided herein), to the Purchaser,
all  of the Seller's right, title and interest
in,  to and under the Receivables (other  than
Receivables that are (i) charged off as of the
date  of  transfer  of such Receivables,  (ii)
repurchased  by the Seller from the  Purchaser
(upon   receipt   of   payment   therefor   in
accordance with Section 2.2 or 2.4 hereof,  as
applicable),  (iii) generated during  a  Block
Period in Blocked Accounts, (iv) generated  in
a   Removed   Account  from  and   after   the
applicable   Removal  Date,  as  provided   in
Section  2.06(c) of the Pooling and  Servicing
Agreement   or   (iv)  arising  under   charge
accounts acquired by Gottschalks in connection
with  the acquisition of new stores or another
retailer, or originated by Gottschalks at such
stores  (unless,  at  the Purchaser's  option,
such  charge accounts are included  as  Charge
Accounts  for  purposes  of  the  Pooling  and
Servicing  Agreement) owned by the  Seller  at
the  close  of business on such Purchase  Date
and not theretofore conveyed to the Purchaser,
all  monies  due  or  to become  due  and  all
amounts received with respect thereto and  all
proceeds  thereof  (including  proceeds,  as
defined  in  Section 9306 of  the  UCC  as  in
effect  in the State of California and Section
9-306 of the UCC as in effect in the State  of
New York, as applicable, and Recoveries).  The
foregoing sale, transfer, assignment, set-over
and   conveyance  and  any  subsequent  sales,
transfers,    assignments,    set-overs    and
conveyances  do not constitute,  and  are  not
intended  to  result in, the  creation  or  an
assumption  by the Purchaser of any obligation
of  the  Servicer,  the Seller  or  any  other
Person in connection with the Accounts or  the
Receivables   or   under  any   agreement   or
instrument relating thereto, including any obligation to any Obligors.

(b)  In connection with such sale, transfer,
assignment, set-over and conveyance the Seller
agrees to record and file, at its own expense,
one or more financing statements on form UCC-1
or amendments and assignments of previously
filed financing statements, to perfect the
interest of the Purchaser in the Receivables
conveyed by this Amended and Restated
Receivables Purchase Agreement as a sale of
"accounts" (as defined in Section 9106 of the
UCC as in effect in the state where the
Seller's or the Servicer's chief executive
offices or books and records relating to the
Receivables are located) meeting the
requirements of applicable state law in such
form as and in each jurisdiction in which any
such filing may be necessary to perfect, and
maintain the perfection of, the sale transfer,
assignment, set-over and conveyance of the
Receivables to the Purchaser, and to file and
record any continuation statements necessary
to maintain the continued perfection of such
interest, in each case naming the Seller as
seller and the Purchaser as buyer with
respect to the Receivables described in the
preceding paragraph, and to deliver a file-
stamped copy of such financing statements,
amendments and continuation statements, or
other evidence of such filings, to the
Purchaser as soon as practicable after receipt
thereof by the Seller.  The Purchaser shall be
under no obligation whatsoever to make any
filing under the UCC in connection with such
sales to the Purchaser.
(c)  The Seller further agrees, at its own
expense, on or prior to the date on which each
Charge Account becomes an Account, to indicate
in its computer files that the Receivables
created in connection with such Account have
been sold to the Purchaser pursuant to this
Agreement and sold to the Trust pursuant to
the Pooling and Servicing Agreement for the
benefit of the Certificateholders and the
other Beneficiaries and (b) not less than
weekly, to deliver to the Purchaser a computer
file or microfiche or written list containing
a true and complete list of all Accounts
specifying for each Account (i) its account
number, (ii) the aggregate amount of
Receivables outstanding in such Account and
(iii) the aggregate amount of Principal
Receivables in such Account.  Such file,
microfiche or list, as supplemented from time
to time, shall be marked as Schedule I to this
Agreement and is hereby incorporated into and
made a part of this Agreement.
(d)  The "Purchase Price" with respect to
Receivables sold hereunder shall be as
follows: (i) on the Cut-Off Date, an amount
equal to $__________ less certain gross costs
and expenses related to such purchase and sale
of Receivables and (ii) on each Purchase Date
thereafter, a price agreed to by the Purchaser
and the Seller at the time of such purchase by
the Purchaser; provided, however, that such
Purchase Price shall not, in the opinion of
the Purchaser, be materially less favorable to
the Purchaser than prices for transactions of
a generally similar character at the time of
the purchase taking into account the quality
of such Receivables and other pertinent
factors; and provided, further, that such
consideration shall in any event not be less
than reasonably equivalent value therefor.
(e)  The parties hereto agree that (A) the
Purchase Price payable on the Cut-Off Date
shall be paid in (i) cash to the extent
available therefor from the net proceeds of
the initial sale of securities issued by the
Trust formed pursuant to the Pooling and
Servicing Agreement and (ii) by a capital
contribution in the amount of the difference,
if any, between the amount of the net proceeds
of such initial sale and the Purchase Price
payable on the Cut-Off Date, and that the
Purchase Price payable on each Purchase Date
will be paid in cash to the extent of amounts
distributable to the Depositor for such
purpose pursuant to the Pooling and Servicing
Agreement on such Purchase Date and remaining
after application to all due and unpaid
obligations of the Depositor under the Pooling
and Servicing Agreement and (ii) by a capital
contribution in the amount of the difference,
if any, between the amounts so distributable
to the Depositor on such Purchase Date and the
Purchase Price payable on such Purchase Date
(the "Purchase Consideration").
(f)  All payments hereunder shall be made not
later than the close of business (New York
City time) on the date specified therefor in
lawful money of the United States of America
in same day funds to the bank account
designated in writing by the Seller to the
Purchaser from time to time.  Whenever any
payment to be made hereunder shall be stated
to be due on a day other than a Business Day,
such payment shall be made on the next
succeeding Business Day.
(g)  Subject to Article V hereof, on each
Business Day, the Seller shall evidence the
sale, transfer, assignment, set over and
conveyance of all its Receivables not
theretofore conveyed to the Purchaser by
delivering to the Purchaser a receivables
transmittal (a Receivables Transmittal)
specifying to the Purchaser the aggregate
outstanding balance of such Receivables.
          Upon  the  receipt by the Seller  on
any    Purchase    Date   of   the    Purchase
Consideration for the Receivables to be sold by the Seller on such date, all the Seller's right, title and interest in and to such Receivables shall have been sold, assigned, transferred, conveyed and set over to the Purchaser, and the Seller hereby acknowledges the release of all of its right to control such Receivables except its right to control such Receivables in its capacity as Servicer under the Pooling and Servicing Agreement.

          (h)  The parties hereto intend that the
transfers  of  Receivables  effected  by  this
Agreement shall be and shall be treated  as  a
purchase and receipt of a capital contribution
by  the  Purchaser  and  a  sale  and  capital
contribution by the Seller of the  Receivables
and  not  as  a lending transaction.   In  the
event   that,  notwithstanding  such   express
intent  of  the parties, a court of  competent
jurisdiction were to hold that this  Agreement
evidences  a  loan  rather  than  a  sale  and
capital contribution, then the Seller shall be
deemed to have granted to the Purchaser as  of
the   date  hereof  a  security  interest  (as
defined  in the UCC as in effect in California
and New York) in, to and under the Receivables
now   existing  and  hereafter   created,   as
specified in Section 2.1(a), all monies due or
to  become  due with respect thereto  and  all
other  proceeds of such Receivables (including
any  Recoveries  with respect thereto),  which
grant   is   enforceable   with   respect   to
Receivables  and  the  proceeds  thereof  upon
execution and delivery of this Agreement,  and
which will be enforceable with respect to such
Receivables hereafter created and the proceeds
thereof,   upon   such  creation.    If   this
Agreement constitutes the grant of a  security
interest  to  the Purchaser in such  property,
upon  the  filing of the financing  statements
described in this Section 2.1 and in the  case
of   the  Receivables  hereafter  created  and
proceeds  thereof,  upon  such  creation,  the
Purchaser shall have a first priority security
interest in such property (subject to  Section
9306  of  the UCC as in effect in California),
free   and  clear  of  any  Lien  other   than
Permitted Liens.

          SECTION 2.2.   Representations and Warranties
of  the Seller Relating to the Seller and  the
Agreement.   The Seller hereby represents  and
warrants to the Purchaser as of the date hereof and as of each Closing Date as follows:

          (a)  Organization and Good Standing.  The
Seller  is  a  corporation duly organized  and
validly  existing and in good  standing  under
the  law of the State of Delaware and has full
corporate power, authority and legal right  to
own its properties and conduct its business as
such  properties are presently owned and  such
business  is  presently  conducted,   and   to
execute, deliver and perform its obligations under this Agreement.

          (b)  Due Qualification.  The Seller is duly
qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirement) and has obtained all necessary licenses and approvals in each jurisdiction in which the conduct of its business requires such qualification except where the failure to so qualify or be in good standing or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations hereunder.

(c)  Due Authorization.  The execution and
delivery of this Agreement and the
consummation of the transactions provided for
or contemplated by this Agreement have been
duly authorized by the Seller by all necessary
corporate action on the part of the Seller.
(d)  No Conflict.  The execution and delivery
by the Seller of this Agreement, the
performance by the Seller of the transactions
contemplated by this Agreement and the
fulfillment of the terms hereof and thereof
applicable to the Seller, will not conflict
with, result in any breach of any of the terms
and provisions of, or constitute (with or
without notice or lapse of time or both) a
material default under, any indenture,
contract, agreement, mortgage, deed of trust,
or other instrument to which the Seller is a
party or by which it or its properties are
bound.
(e)  No Violation.  The execution and delivery
of this Agreement by the Seller, the
performance by the Seller of the transactions
contemplated by this Agreement and the
fulfillment of the terms hereof and thereof
applicable to the Seller, will not conflict
with or violate any Requirements of Law
applicable to the Seller or give rise to an
adverse claim upon the Seller or the
Receivables.
(f)  No Proceedings.  There are no proceedings
or investigations, pending or, to the best
knowledge of the Seller, threatened against
the Seller, before any Governmental Authority
(i) asserting the invalidity of this
Agreement, (ii) seeking to prevent the
consummation of any of the transactions
contemplated by this Agreement, (iii) seeking
any determination or ruling that, in the
reasonable judgment of the Seller, would
affect the performance by the Seller of its
obligations under this Agreement, (iv) seeking
any determination or ruling that would
materially and adversely affect the validity
or enforceability of this Agreement or (v)
seeking to affect adversely the income or
franchise tax attributes of the Trust and of
the Investor Certificates under the United
States Federal or any state income or
franchise tax systems.  There are no
injunctions, writs, restraining orders or
other orders of any nature that would
adversely affect the performance by the Seller
of its obligations under this Agreement or the
transactions contemplated hereby.
          (g)   All  Consents  Required.   All
authorizations, consents, orders, approvals or
other   actions  of  any  Person  or  of   any
governmental body or official required in connection with the execution and delivery by the Seller of this Agreement, the performance by the Seller of the transactions contemplated by this Agreement, and the fulfillment by the Seller of the terms hereof or thereof, have been obtained.

          (h)  Enforceability.  This Agreement has been
duly executed and delivered by the Seller  and
constitutes   a  legal,  valid   and   binding
obligation  of the Seller enforceable  against
the  Seller  in  accordance  with  its  terms,
except  as such enforceability may be  limited
by    applicable    bankruptcy,    insolvency,
reorganization,  moratorium or  other  similar
laws now or hereafter in effect affecting  the
enforcement  of creditors' rights  in  general
and  except  as  such  enforceability  may  be
limited   by  general  principles  of   equity
(whether considered in a suit at law or in equity) and the availability of equitable remedies.

(i)  Place of Business; Legal Name.  The
principal place of business of the Seller is
located in Fresno, California and the offices
where the Seller keeps its records concerning
the Receivables and related contracts are
located in Fresno, California and there have
been no other such locations during the prior
four month period.  The legal name of the
Seller is as set forth in this Agreement, and
the Seller has no trade names, fictitious
names, assumed names or "doing business as"
names, except for "Village East" and
"Harris/Gottschalks".
(j)  Use of Proceeds.  No proceeds of the sale
of any Receivables will be used by the Seller
to purchase or carry any margin security.
          (k)  Record of Accounts.  Schedule I to this
Agreement  (as  in  effect  on  the  date   in
question) is an accurate and complete  listing
in   all  material  respects  of  all  of  the
Accounts,   and   the  information   contained
therein  with respect to the identity of  such
Accounts    and   the   Receivables   existing
thereunder is true and correct in all material respects.

          (l)  Tax Returns.  The Seller has filed all
required tax returns on a timely basis.

(m)  Compliance with Laws.  The Seller has
complied with all applicable laws, rules,
regulations and orders in respect of the
conduct of its business and the ownership of
its properties and purchased assets, and has
maintained all applicable permits,
certifications, licenses and other rights of
whatever nature necessary for the conduct of
its business.
(n)  Pension Plans.  All pension or profit
sharing plans of the Seller and its
consolidated subsidiaries have been fully
funded in accordance with the Seller's
applicable pension or profit sharing plan
agreements.
(o)  Solvency.  The Seller (i) is not
insolvent and will not become insolvent after
giving effect to the transactions contemplated
hereby, (ii) is paying its debts as such debts
become due and (iii) after giving effect to
the transactions contemplated hereby, will
have adequate capital to conduct its business.
          (p)  Business Reasons for Sale.  The Seller
has  valid  business reasons for  selling  the
Receivables  to  the  Purchaser   under   this
Agreement and is not obtaining a loan  secured
by  the Receivables as collateral.  The Seller
will  to  the  fullest  extent  permitted   by
generally  accepted accounting principles  and
by   applicable  law,  record  each   purchase
hereunder as a sale on its books and  records,
reflect   each   purchase  in  its   financial
statements and tax returns as a sale and recognize gain or loss, as the case may be, on each purchase hereunder.

          (q)  No Material Adverse Effect.  There has
been no material adverse change with respect to the Seller's operations, including its ability to perform its obligations under this Agreement.

          The  representations and  warranties
set  forth  in this Section 2.2 shall  survive
the transfer and assignment of the Receivables
to  the  Purchaser.   Upon  discovery  by  the
Seller or the Purchaser of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other party.

          In the event of any breach of any of
the  representations and warranties set  forth
in this Section 2.2 and if, as a result of any
such  breach, the Purchaser shall be obligated
to purchase the Investors' Interest and/or the
Depositor Interest pursuant to Section 2.03 of
the   Pooling  and  Servicing  Agreement,  the
Seller   shall   repurchase  such   Investors'
Interest  and/or  Depositor Interest,  as  the
case may be, and shall pay to the Purchaser on
the  Business  Day preceding the  Distribution
Date  on which such purchase of the Investors'
Interest  and/or  the Depositor  Interest,  as
applicable, is to be made by the Purchaser  an
amount equal to the purchase price therefor as
specified  in Section 2.03 of the Pooling  and
Servicing  Agreement.  The obligation  of  the
Seller  to  purchase such Investors'  Interest
and/or Depositor Interest, as the case may be,
pursuant  to this Section 2.2 shall constitute
the  sole remedy against the Seller respecting
an  event  of the type specified in the  first
sentence of this Section 2.2 available to  the
Purchaser  and to the Holders of the  Investor
Certificates   and/or  the   Holder   of   the
Exchangeable Certificate (or the Trustee on behalf of such Certificateholders).

          SECTION 2.3.   Representations and Warranties
of  the  Seller  Relating to the  Receivables.
The Seller hereby represents and warrants to the Purchaser as of the Cut-Off Date and each Purchase Date that:

          (a) No Liens. Each Receivable sold hereunder has been conveyed to the Purchaser free and clear of any Lien (except for Permitted Liens) and the Purchaser has received good title to each such Receivable.

          (b)  All Consents Required.  All appraisals,
consents, orders, approvals, authorizations or
other   actions   of   any   Person   or   any
governmental  body  or  official  required  in
connection   with  the  conveyance   of   each
Receivable hereunder to the Purchaser have been duly obtained and are in full force and effect.

(c)  Valid Sale.  This Agreement constitutes a
valid sale, transfer, assignment, set-over and
conveyance to the Purchaser of all right,
title and interest of the Seller in and to the
Receivables described in Section 2.1(a)
hereof, all monies due or to become due with
respect thereto (including Finance Charge
Receivables), and all proceeds of such
Receivables (including Recoveries) and such
Receivables and all proceeds thereof will be
held by the Purchaser free and clear of any
Lien of any Person claiming through or under
the Seller or any of its Affiliates except for
Permitted Liens.
(d)  Account or General Intangible.  The
Seller has taken no action to cause any
Receivable sold hereunder to be anything other
than an "account" or "general intangible"
(each as defined in Section 9106 of the UCC as
in effect in the State of California and
Section 9-106 of the UCC as in effect in the
State of New York, as applicable).  The Seller
has taken no action to evidence any Receivable
sold hereunder by any "instrument" or "chattel
paper" (each as defined in Section 9105 of the
UCC as in effect in the State of California
and Section 9-105 of the UCC as in effect in
the State of New York, as applicable).
          The  representations and  warranties
set  forth  in this Section 2.3 shall  survive
the transfer and assignment of the Receivables
to  the  Purchaser.   Upon  discovery  by  the
Seller or the Purchaser of a breach of any of the representations and warranties set forth in this Section 2.3, the party discovering such breach shall give prompt written notice to the other party.

          SECTION 2.4.   Repurchase of Receivables.  In
the event any representation or warranty under
Section 2.3 is not true and correct as of  the
date  specified  therein with respect  to  any
Receivable or Account and the Purchaser is, as
the  result  of any such breach,  required  to
accept  a  reassignment of such Receivable  or
all  Receivables in such Account  pursuant  to
Section  2.04(c) of the Pooling and  Servicing
Agreement, then, within thirty (30)  days  (or
such longer period as may be agreed to by  the
Purchaser)  of  the earlier to  occur  of  the
discovery  of any such event by the Seller  or
the Purchaser, or receipt by the Seller or the
Purchaser of written notice of any such  event
given   by  the  Trustee  or  any  Enhancement
Provider,  the  Seller  shall  repurchase  the
Receivable   or  Receivables  of   which   the
Purchaser  is  required to accept reassignment
pursuant   to   the  Pooling   and   Servicing
Agreement on the Business Day preceding the Determination Date on which such reassignment is to occur.

          The  Seller shall purchase each such
Receivable  pursuant to this  Section  2.4  by
making   a   payment  to  the   Purchaser   in
immediately  available funds on  the  Business
Day  preceding the Determination Date on which
such  reassignment is to occur  in  an  amount
equal   to   the  Purchase  Price   for   such
Receivable.   Upon  payment  of  the  Purchase
Price   by   delivery  of   such   immediately
available    funds,   the   Purchaser    shall
automatically  and without further  action  be
deemed to sell, transfer, assign, set over and
otherwise   convey  to  the  Seller,   without
recourse, representation or warranty, all  the
right, title and interest of the Purchaser  in
and  to such Receivable and all monies due  or
to  become  due with respect thereto  and  all
proceeds thereof.  The Purchaser shall execute
such documents and instruments of transfer  or
assignment  and  take such  other  actions  as
shall reasonably be requested by the Seller to
effect  the  conveyance  of  such  Receivables
pursuant  to this Section.  The obligation  of
the  Seller  to repurchase any such Receivable
shall  constitute  the sole remedy  respecting
the  event  giving  rise  to  such  obligation
available   to  the  Purchaser  and   to   the
Certificateholders (or the Trustee on behalf of Certificateholders).

          SECTION 2.5.   Covenants of the Seller.  So
long as the Purchaser shall have any ownership
interest in any Receivables sold by the Seller
or   until  a  termination  date  pursuant  to
Section 5.01 shall have occurred, whichever is later, the Seller covenants that:

          (a)  Receivables to be Accounts or General
Intangibles.  The Seller shall take no  action
to  cause any Receivable sold hereunder to  be
evidenced  by  any  "instrument"  or  "chattel
paper" (each as defined in Section 9105 of the
UCC  as  in  effect in the State of California
and  Section 9-105 of the UCC as in effect  in
the  State  of New York, as applicable).   The
Seller  shall  take  no action  to  cause  any
Receivable sold hereunder to be anything other
than  an  "account"  or  "general  intangible"
(each as defined in Section 9106 of the UCC as
in  effect  in  the  State of  California  and
Section 9-106 of the UCC as in effect  in  the
State  of  New York, as applicable).   In  the
event   that  any  Receivable  sold  hereunder
shall,  at  any  time,  be  evidenced  by  any
"instrument"  or "chattel paper",  the  Seller
shall  indicate  or cause to be  indicated  on
such  "instrument" or "chattel paper" a legend
stating that such Receivable has been conveyed
to  the  Purchaser pursuant to this  Agreement
and  conveyed  to  the Trust pursuant  to  the
Pooling   and  Servicing  Agreement  for   the
benefit  of the Certificateholders  and  other
Beneficiaries   and   shall    deliver    such
instrument or chattel paper to the Trustee to be held thereby unless and until the Seller, in its capacity as Servicer under the Pooling and Servicing Agreement, requests in writing the Trustee to return such instrument or chattel paper to it (i) in connection with the repurchase by or reassignment to the Seller of the related Receivable or (ii) in connection with its enforcement, as Servicer, of such Receivable (in which case the writing to the Trustee shall certify that return of such instrument or chattel paper is necessary for the conduct of such enforcement and that such enforcement is being undertaken on behalf of the Trust or Trustee).

          (b)  Negative Pledge.  Except for the
conveyances  hereunder, the  Seller  will  not
sell,  pledge, assign or transfer to any other
Person,  or  grant, create, incur,  assume  or
suffer to exist any Lien (other than Permitted
Liens)   on  any  Receivable  sold  hereunder,
whether now existing or hereafter created,  or
any   interest   therein;  the   Seller   will
immediately  notify  the  Purchaser   of   the
existence  of any Lien on any Receivable  sold
hereunder;  and  the Seller shall  defend  the
right,  title  and interest of  the  Purchaser
(and of the Trustee as assignee and transferee
thereof   under  the  Pooling  and   Servicing
Agreement)  in,  to and under the  Receivables
sold   hereunder,  whether  now  existing   or
hereafter created, against all claims of third parties claiming through or under the Seller.

(c)  Charge Account Agreements and Financial
Guidelines.  The Seller shall comply with and
perform its obligations under any Charge
Account Agreement to which the Seller is a
party that relates to the Accounts and the
Financial Guidelines except insofar as any
failure to comply or perform would not
materially and adversely affect the rights of
the Trust or any of the Beneficiaries.
Subject to compliance with all Requirements of
Law, the Seller may change the terms and
provisions of such Charge Account Agreements
or the Financial Guidelines in any respect
(including the calculation of the amount or
the timing of charge-offs and the rate of the
finance charges, if any, assessed thereon)
only if (i) such change would not, in the
reasonable judgment of the Seller, cause an
Early Amortization Event to occur and, if the
Seller owns a comparable segment of revolving
credit card accounts which have
characteristics the same as, or substantially
similar to, the Accounts that are the subject
of such change, such change is made applicable
to such comparable segments of accounts or
(ii) the Seller shall reasonably determine
that such change is necessary in order to
satisfy any Requirement of Law.
(d)  Conveyance of Accounts.  The Seller
covenants and agrees that it will not convey,
assign, exchange or otherwise transfer any
Account to any Person prior to the termination
of this Agreement.
(e)  Compliance with Laws, Etc.  The Seller
shall comply in all material respects with all
applicable laws, rules, regulations and orders
applicable to the Receivables sold hereunder,
including, without limitation, rules and
regulations relating to truth in lending, fair
credit billing, fair credit reporting, equal
credit opportunity, fair debt collection
practices and privacy, where failure to so
comply could reasonably be expected to have a
material adverse effect on the amount of
Collections thereunder.
(f)  Preservation of Corporate Existence.
Except as provided in Section 4.1, the Seller
shall preserve and maintain in all material
respects its corporate existence, corporate
rights (charter and statutory) and corporate
franchises.
(g)  Access to Certain Information Regarding
the Receivables.  The Seller shall provide to
the Purchaser and its assigns and their agents
access to the documentation regarding the
Accounts and the Receivables, such access
being afforded without charge but only (i)
upon reasonable request, (ii) during normal
business hours, (iii) subject to the Seller's
normal security and confidentiality
procedures, and (iv) at offices designated by
the Seller.  Nothing in this Section 2.5(g)
shall derogate from the obligation of the
Seller, the Purchaser or its assigns, or their
respective agents, to observe any applicable
law prohibiting disclosure of information
regarding the Obligors and the failure of the
Seller to provide access as provided in this
Section 2.5(g) as a result of such obligation
shall not constitute a breach of this Section
2.5(g).
(h)  Keeping of Records and Books of Account.
The Seller shall maintain and implement, or
cause to be maintained or implemented,
administrative and operating procedures
reasonably necessary or advisable for the
collection of all such Receivables, and, until
the delivery to any Successor Servicer
appointed pursuant to the Pooling and
Servicing Agreement, keep and maintain, or
cause to be kept and maintained, all
documents, books, records and other
information reasonably necessary or advisable
for the collection of all such Receivables.
(i)  Performance and Compliance with
Receivables and Charge Account Agreements.
The Seller shall at its expense take all
actions on its part reasonably necessary to
maintain in full force and effect its rights
under all Charge Account Agreements to which
the Seller is a party.
(j)  Location of Records.  The Seller shall
keep its chief place of business and chief
executive office, and the offices where it
keeps the records concerning the Receivables
and all underlying Charge Account Agreements
(and all original documents relating thereto),
at 7 River Park Place East, Fresno, California
93720 or upon prior written notice to the
Purchaser, at such other locations in a
jurisdiction where all action required by
Section 2.5(m) shall have been taken and
completed and be in full force and effect.
The Seller shall at all times maintain its
principal executive office within the United
States of America.
(k)  Furnishing Copies, Etc.  The Seller shall
furnish to the Purchaser (i) upon the
Purchaser's request, a certificate of the
chief financial officer of the Seller
certifying, as of the date thereof, that no
termination event described in Section 5.1 has
occurred and is continuing and setting forth
the computations used by the chief financial
officer of the Seller in making such
determination; (ii) as soon as possible and in
any event within five days after the
occurrence of any such termination event or
event that upon notice or with the passage of
time or expiration of an applicable cure
period (or both) may become a termination
event, a statement of the chief financial
officer of the Seller setting forth details of
such termination event or event that with the
passage of time or expiration of an applicable
cure period (or both) may become a termination
event and the action that the Seller proposes
to take or has taken with respect thereto; and
(iii) promptly following the Purchaser's
request thereof, such other information,
documents, records or reports with respect to
the Receivables sold hereunder or the
underlying Charge Account Agreements or the
conditions or operations, financial or
otherwise, of the Seller, as the Purchaser may
from time to time reasonably request.
(l)  Obligation to Record and Report.  The
Seller shall to the fullest extent permitted
by generally accepted accounting principles
and by applicable law, record each purchase
hereunder as a sale on its books and records,
reflect each purchase in its financial
statements and tax returns as a sale and
recognize gain or loss, as the case may be, on
each purchase hereunder.
(m)  Continuing Compliance with the Uniform
Commercial Code.  The Seller shall, without
limiting the requirements of Section 2.5(o),
at its expense, preserve, continue, and
maintain or cause to be preserved, continued,
and maintained the Purchaser's valid and
properly protected title to each Receivable
sold hereunder free of any Lien other than
Permitted Liens, including, without
limitation, filing or recording UCC financing
statements, or amendments or assignments
thereof, or continuation statements in each
relevant jurisdiction.
(n)  Collections of Receivables.  The Seller
shall cause all Collections in respect of
Receivables sold hereunder to be processed in
accordance with the collection arrangements
set forth in Section 4.03 of the Pooling and
Servicing Agreement.
(o)  Further Action Evidencing Purchases.  (i)
The Seller agrees that from time to time, at
its expense, it will promptly execute and
deliver all further instruments and documents,
and take all further action, that may be
necessary or desirable or that the Purchaser
may reasonably request, to protect or more
fully evidence the Purchaser's ownership,
right, title and interest in the Receivables
sold by the Seller and its rights under the
Charge Account Agreements with respect
thereto, or to enable the Purchaser to
exercise or enforce any such rights.  Without
limiting the generality of the foregoing, the
Seller will upon the request of the Purchaser
(A) execute and file such financing or
continuation statements, or amendments
thereto, and such other instruments or
notices, as may be necessary or, in the
opinion of the Purchaser, desirable, (B)
indicate on its books and records (including,
without limitation, originals and copies of
sale slips and billing statements, to the
extent practicable) that Receivables have been
sold and assigned by the Seller to the
Purchaser and by the Purchaser to the Trust
pursuant to the Pooling and Servicing
Agreement, and provide to the Purchaser, upon
request, copies of any such records and (C)
contact customers to confirm and verify
Receivables.  The Seller hereby irrevocably
authorizes the Purchaser to file one or more
financing or continuation statements, and
amendments thereto, relative to all or any
part of the Receivables sold by the Seller, or
the underlying Charge Account Agreements with
respect thereto, without the signature of the
Seller where permitted by law.  If the Seller
fails to perform any of its agreements or
obligations under this Agreement, the
Purchaser may (but shall not be required to)
perform, or cause performance of, such
agreements or obligations, and the expenses of
the Purchaser incurred in connection therewith
shall be payable by the Seller.
(p)  Change in Business.  The Seller shall not
make any change in the nature of its business
as conducted on the date hereof that could
reasonably be expected to have a material
adverse effect on the value or collectibility
of the Receivables.
          (q)  Account Allocations.  In the event that
the  Seller  is  unable  for  any  reason   to
transfer  Receivables to the  Purchaser,  then
the  Seller  agrees  that it  shall  allocate,
after  the occurrence of such event,  payments
on  each affected Account with respect to  the
principal balance of such Account first to the
oldest  principal balance of such Account  and
to  have  such payments applied as Collections
in  accordance with the terms of  the  Pooling
and  Servicing Agreement.  The parties  hereto
agree   that   Finance   Charge   Receivables,
whenever   created,  accrued  in  respect   of
Principal Receivables which have been conveyed to the Purchaser and by the Purchaser to the Trust shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Principal Receivables to the Purchaser and Collections with respect thereto shall continue to be allocated and paid in accordance with Article IV of the Pooling and Servicing Agreement.

          (r)  Operations of Seller.  The Seller agrees
that it shall conduct its operations in such a
manner   that  the  Purchaser  would  not   be
substantively consolidated into the bankruptcy estate of the Seller or have its separate corporate existence disregarded in the event of a bankruptcy of the Seller.

(s)  Compliance with Certain Provisions of the
Pooling and Servicing Agreement.  The Seller
agrees that it shall, as Servicer or Seller,
as applicable, comply with and observe the
provisions of Article III of the Pooling and
Servicing Agreement.  The Seller further
agrees that it shall comply, as Seller, with
the meet and confer requirements set forth in
Section 8.06(b) of the Pooling and Servicing
Agreement.
          SECTION 2.6.   Customer Service Adjustments.
The  Seller may accept a return of  goods  for
full   or  partial  credit  or  make  a  daily
adjustment in the principal amount or finance or other charges accrued or payable with respect to the account of a customer who has purchased merchandise or services on credit under a Charge Account Agreement, provided that such adjustment is permitted under the Seller's applicable Financial Guidelines. The aggregate amount of all such adjustments made by the Seller during any Collection Period shall be payable to the Purchaser by the Seller in immediately available funds and shall be due no later than the next succeeding
Determination Date.


                  ARTICLE III

  Administration and Servicing of Receivables

          SECTION 3.1.   Acceptance of Appointment and
Other Matters Relating to the Servicer.

          (a)  The Seller agrees to act as the
Servicer under this Agreement and the Pooling and Servicing Agreement, and the Purchaser consents to the Seller acting as Servicer.
The Seller, as Servicer, will have ultimate responsibility for servicing, managing and making collections on the Receivables and for holding such Receivables in trust for the benefit of the Purchaser and the Trust. The
Seller, as Servicer, will have the authority to make any management decisions relating to such Receivables, to the extent such authority is granted to the Servicer under this Agreement and the Pooling and Servicing
Agreement.

          (b)   The Seller, as Servicer, shall
service and administer the Receivables sold hereunder in accordance with the provisions of the Pooling and Servicing Agreement.

          (c)   In  the event that a Successor
Servicer is appointed pursuant to the  Pooling
and   Servicing   Agreement,  such   Successor
Servicer shall act as Successor Servicer under this Agreement and the Purchaser consents to the appointment of such Successor Servicer hereunder.

          SECTION 3.2.   Servicing Compensation.  As
full compensation for its servicing activities hereunder and under the Pooling and Servicing
Agreement, the Seller, as Servicer, shall be entitled to receive the Servicing Fee on each Distribution Date. The Servicing Fee shall be paid in accordance with the terms of the Pooling and Servicing Agreement.

          SECTION 3.3.   Allocations and Applications of
Collections and Other Funds.  The  Seller,  as
Servicer, will apply all Collections with respect to the Receivables sold hereunder and all funds on deposit in the Collection Account as described in Article IV of the Pooling and Servicing Agreement.

SECTION 3.4.   Other Actions Taken by the
Seller.   The Seller hereby agrees  that  upon
the  occurrence  of  an  event  described   in
Section  10.01(e) of the Pooling and Servicing
Agreement with respect to the Seller, the Seller hereby agrees to cause its customer service employees to distribute envelopes to Obligors for mail-in payments rather than accepting In-Store Payments at the customer service window.


                  ARTICLE IV

     Other Matters Relating to the Seller

          SECTION 4.1.     Merger or Consolidation of,
or  Assumption,  of  the  Obligations  of  the
Seller.  The Seller shall not consolidate with
or  merge into any other corporation or convey
or   transfer   its  properties   and   assets
substantially as an entirety to any Person, unless:

          (a)  immediately after giving effect to any
such transaction, the consolidated tangible net worth of the surviving person shall not have materially decreased, determination to be made on a pro forma basis after giving effect to the proposed transaction; and

          (b)   the corporation formed by such
consolidation  or  into which  the  Seller  is
merged   or  the  Person  which  acquires   by
conveyance  or  transfer  the  properties  and
assets  of  the  Seller  substantially  as  an
entirety shall be a corporation organized  and
existing  under the laws of the United  States
of   America  or  any  State  thereof  or  the
District of Columbia and, if the Seller is not
the  surviving entity, such corporation  shall
expressly   assume,   by   written   agreement
supplemental hereto, executed and delivered to the Purchaser, in form satisfactory to the Purchaser, the performance of every covenant and obligation of the Seller hereunder and shall benefit from all the rights granted to the Seller;

(c)  the Seller shall have delivered to the
Purchaser and the Trustee (i) an Officers'
Certificate signed by a Vice President (or any more senior officer) stating that such consolidation, merger, conveyance or transfer complies with this Section 4.1 and that all conditions precedent herein provided for relating to such transaction have been complied with and (ii) an Opinion of Counsel that such supplemental agreement is legal, valid and binding and that the entity surviving such consolidation, conveyance or transfer is organized and existing under the laws of the United States of America or any State thereof or the District of Columbia;
(d) the Seller shall have delivered notice to the Rating Agencies of such consolidation, merger, conveyance or transfer and the Rating
Agency Condition shall have been satisfied;
and
(e) Consent of Certificateholders shall have been obtained, which consent shall not be unreasonably withheld in the event that the Rating Agency Condition shall have been satisfied.
provided, however, that notwithstanding the provisions at this Section 4.1, the Seller shall not merge into or convey or transfer its properties and assets substantially as an entirety to the Purchaser.

          SECTION 4.2.   Seller Indemnification of the
Purchaser.   The  Seller shall  indemnify  and
hold  harmless the Purchaser, from and against
any loss, liability, expense, claim, damage or
injury suffered or sustained by reason of  any
acts,  omissions or alleged acts or  omissions
arising  out  of  activities  of  the   Seller
pursuant to this Agreement (including, without
limitation, as Servicer hereunder) or  arising
out of or based on the arrangement created  by
this  Agreement  and  the  activities  of  the
Seller  taken  pursuant  thereto  (other  than
collection   losses  on  the  Receivables   or
amounts due with respect thereto, unless  such
collection  losses arise from a  breach  of  a
representation  or warranty  by  the  Seller),
including  any  judgment,  award,  settlement,
reasonable attorneys' fees and other costs  or
expenses  incurred  in  connection  with   the
defense of any actual or threatened action, proceeding or claim; provided, however, that the Seller shall not indemnify the Purchaser if such acts, omissions or alleged acts or omissions constitute fraud, gross negligence or willful misconduct by the Purchaser; and provided, further, that the Seller shall not indemnify the Purchaser for any liabilities, cost or expense of the Purchaser with respect to any Federal, state or local income or franchise taxes (or any interest or penalties with respect thereto) required to be paid by the Purchaser in connection herewith to any taxing authority. Any indemnification under this Article IV shall survive the termination of this Agreement.


          ARTICLE V



                  Termination

          SECTION 5.1.   Termination.  This Agreement
will  terminate  immediately after  the  Trust
terminates   pursuant  to  the   Pooling   and
Servicing   Agreement.    In   addition,   the
Purchaser shall not sell and the Seller shall not purchase Receivables hereunder following the occurrence of a Liquidation Event or Early
Amortization Event relating to the insolvency or bankruptcy of the Seller.


                  ARTICLE VI

           Miscellaneous Provisions

          SECTION 6.1.   Amendment.  (a)  This Agreement
may be amended from time to time by the Seller and the Purchaser without the consent of any of the Certificateholders (but with notice to the Rating Agency) to:

               (i)  add to the covenants of the Seller for
the benefit of the Certificateholders, or to surrender any right or power conferred upon the Seller herein; or

(ii) cure any ambiguity, to correct or
supplement any provision herein which may be defective or inconsistent with any other provision herein or in any Certificate.
     provided, however, that such action shall not adversely affect in any material respect the interests of any Certificateholder or the Holder of the Exchangeable Certificate.

          (b)  This Agreement may also be amended from
time  to time by the Purchaser and Seller with
the   consent  of  the  Holders  of   Investor
Certificates evidencing more than 50%  of  the
aggregate  unpaid  principal  amount  of   the
Investor   Certificates  of  each   materially
adversely  affected Series for the purpose  of
adding,  eliminating  or changing  provisions;
provided,  however,  that  no  such  amendment
shall  (i) reduce in any manner the amount  of
or delay the timing of any distributions to be
made  to  Certificateholders  or  deposits  of
amounts  to  be  so  distributed  without  the
consent  of  each  affected Certificateholder,
(ii) change the definition of or the manner of
calculating     the    interest     of     any
Certificateholders without the consent of each
affected  Certificateholder, (iii) reduce  the
aforesaid  percentage required to  consent  to
any such amendment without the consent of each
Certificateholder or (iv) adversely affect the
rating  of  any Series or Class by any  Rating
Agency  without the consent of the Holders  of
Investor Certificates of such Series or  Class
evidencing  more  than 50%  of  the  aggregate
unpaid   principal  amount  of  the   Investor
Certificates  of such Series  or  Class.   Any
amendment to be effected pursuant to this subsection (b) shall be deemed to materially adversely affect all outstanding Series, other than any Series with respect to which such action shall not adversely affect in any material respect the interests of any Holder of Investor Certificates of such Series. The
Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

          (c)  Promptly after the execution of any such
amendment  or consent (other than an amendment
pursuant to subsection (a) above), the  Seller
shall furnish notification of the substance of
such    amendment   to   the   Trustee,   each
Certificateholder, each Enhancement Provider and each Rating Agency.

          (d)  It shall not be necessary for the consent
of  Certificateholders under this Section  6.1
to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.
The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

(e)  Notwithstanding anything in this Section
6.1 to the contrary, no amendment may be made
to this Agreement which would adversely affect
in any material respect the interests of any
Enhancement Provider without the consent of
such Enhancement Provider.
          SECTION   6.2.    Limited  Recourse.
Notwithstanding  anything  to   the   contrary
contained  herein,  the  obligations  of   the
Purchaser  hereunder shall not be recourse  to
the  Purchaser (or any person or  organization
acting  on  behalf  of the  Purchaser  or  any
affiliate,   officer  or   director   of   the
Purchaser), other than to any assets of the Purchaser not pledged to third parties or otherwise encumbered in a manner permitted by the Purchaser's Certificate of Incorporation;
provided, however, that any payment by the Purchaser made in accordance with this Section
6.2 shall be made only after payment in full of any amounts that the Purchaser is obligated to deposit in the Collection Account pursuant to the Pooling and Servicing Agreement.

          SECTION 6.3.   No Petition.  The Seller hereby
covenants and agrees that it will not  at  any
time   institute,  or  join  in   instituting,
against    the   Purchaser   any   bankruptcy,
reorganization,  arrangement,  insolvency   or
liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law.

          SECTION 6.4.   Governing Law.  THIS AGREEMENT
SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS
OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO
ITS   CONFLICT  OF  LAW  PROVISIONS,  AND  THE
OBLIGATIONS,  RIGHTS  AND  REMEDIES   OF   THE
PARTIES  HEREUNDER  SHALL  BE  DETERMINED   IN
ACCORDANCE WITH SUCH LAWS.

          SECTION 6.5.   Notices.  All demands, notices
and  communications  hereunder  shall  be   in
writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to the parties at such addresses specified in the Pooling and Servicing Agreement.

          SECTION 6.6.   Severability of Provisions.  If
any  one or more of the covenants, agreements,
provisions  or  terms of this Agreement  shall
for  any  reason whatsoever be  held  invalid,
then such covenants, agreements, provisions or
terms  shall  be  deemed  severable  from  the
remaining covenants, agreements, provisions or
terms  of this Agreement and shall in  no  way
affect  the validity or enforceability of  the
other  provisions of this Agreement or of  the
Certificates     or     rights     of      the
Certificateholders.

          SECTION 6.7.   Assignment.  Notwithstanding
anything  to  the  contrary contained  herein,
this  Agreement  may not be  assigned  by  the
Seller  without  the  prior  consent  of   the
Purchaser and the Trustee.  The Purchaser  may
assign   its  rights,  remedies,  powers   and
privileges under this Agreement to the Trustee on behalf of the Trust pursuant to the Pooling and Servicing Agreement.

          SECTION 6.8.   No Waiver; Cumulative Remedies.
No   failure  to  exercise  and  no  delay  in
exercising,  on the part of the  Purchaser  or
the  Seller,  as the case may be,  any  right,
remedy,   power   or  privilege   under   this
Agreement  shall operate as a waiver  thereof;
nor  shall  any single or partial exercise  of
any  right,  remedy, power or privilege  under
this  Agreement preclude any other or  further
exercise thereof or the exercise of any  other
right,   remedy,  power  or  privilege.    The
rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          SECTION 6.9.   Counterparts.  This Agreement
may  be  executed in two or more  counterparts
(and   by   different  parties   on   separate
counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          SECTION 6.10.  Third-Party Beneficiaries.
This Agreement will inure to the benefit of and be binding upon the parties hereto, the Certificateholders and the other Beneficiaries and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

          SECTION 6.11.  Merger and Integration.  Except
as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement.
This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

          SECTION 6.12.  Headings.  The headings herein
are  for purposes of reference only and  shall
not   otherwise   affect   the   meaning    or
interpretation of any provision hereof.

          SECTION 6.13.  Rule 144A Information.  For so
long  as  any of the Investor Certificates  of
any    Series   or   Class   are   restricted
securities   within  the  meaning   of   Rule
144(a)(3)  under  the  1933  Act,  the  Seller
agrees  to  cooperate with  the  Purchaser  to
provide  to  any  Certificateholders  of  such
Series   or   Class  and  to  any  prospective
purchaser  of Investor Certificates designated
by such Certificateholder, upon the request of
such    Certificateholder    or    prospective
purchaser,  any  information  required  to  be
provided   to   such  holder  or   prospective
purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the 1933 Act.



          IN  WITNESS WHEREOF, the Seller  and
the Purchaser have caused this Amended and Restated Receivables Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.


GOTTSCHALKS CREDIT RECEIVABLES
CORPORATION, as Purchaser

By:  \s\   Michael Geele
Title:  President


GOTTSCHALKS INC.,
as Seller

By: \s\   Jim Famalette
Title: President
                  SCHEDULE I



               List of Accounts



          The  list of all Accounts specifying
for  each Account, (i) its account number (ii)
the    aggregate    amount   of    Receivables
outstanding  in such Account,  and  (iii)  the
aggregate  amount of Principal Receivables  in
such Account has been delivered in the form of
computer   tape.  Such  tape  is  incorporated
herein by this reference.

ARTICLE I  Definitions.

SECTION 1.1.  Definitions                             1
SECTION 1.2.  Other Definitional Provisions           1

ARTICLE II    Conveyance of Receivables.

SECTION 2.1.  Conveyance of Receivables               2
SECTION 2.2.  Representations and Warranties of the
              Seller Relating to the Seller and the
              Agreement                               4
SECTION 2.3.  Representations and Warranties of the
              Seller Relating to the Receivables      7
SECTION 2.4.  Repurchase of Receivables               8
SECTION 2.5.  Covenants of the Seller                 8
SECTION 2.6.  Customer Service Adjustments           12

ARTICLE III   Administration and Servicing of Receivables.

SECTION 3.1.  Acceptance of Appointment and Other
              Matters Relating to the Servicer       12
SECTION 3.2.  Servicing Compensation                 13
SECTION 3.3.  Allocations and Applications of
              Collections and Other Funds            13
SECTION 3.4.  Other Actions Taken by the Seller      13

ARTICLE IV    Other Matters Relating to the Seller.

SECTION 4.1.  Merger or Consolidation of, or
              Assumption, of the Obligations
              of the Seller                          13
SECTION 4.2.  Seller Indemnification of the
              Purchaser                              14

ARTICLE V     Termination.

SECTION 5.1.  Termination                            14

ARTICLE VI    Miscellaneous Provisions.

SECTION 6.1.  Amendment                              15
SECTION 6.2.  Limited Recourse                       16
SECTION 6.3.  No Petition                            16
SECTION 6.4.  Governing Law                          16
SECTION 6.5.  Notices                                16
SECTION 6.6.  Severability of Provisions             16
SECTION 6.7.  Assignment                             16
SECTION 6.8.  No Waiver; Cumulative Remedies         17
SECTION 6.9.  Counterparts                           17
SECTION 6.10. Third-Party Beneficiaries              17
SECTION 6.11. Merger and Integration                 17
SECTION 6.12. Headings                               17
SECTION 6.13. Rule144A Information                   17


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